EXHIBIT 10.2

DELCATH SYSTEMS, INC.

FIRST AMENDMENT TO

WARRANTS TO PURCHASE COMMON STOCK

Warrant Nos.: D-1-101 (with respect to changes 1. (b) and (d) only), D-1-201, D-1-202, D-1-203, D-1-204, D-1-205, D-1-206, D-1-207, D-1-208, D-1-209, D-1-210, D-1-211, D-1-212, D-1-213

Issuance Date: June 4, 2018

Date of Amendment: July 20, 2018 (“Amendment Date”)

1. AMENDMENT OF WARRANTS. Each Warrant to Purchase Common Stock, Warrant Nos.: D-1-101 (with respect to changes 1. (b) and (d) only), D-1-201, D-1-202, D-1-203, D-1-204, D-1-205, D-1-206, D-1-207, D-1-208, D-1-209, D-1-210, D-1-211, D-1-212, and D-1-213 issued by Delcath Systems, Inc. on June 4, 2018 is hereby amended as follows:

(a) the Exercise Date is the Amendment Date;

(b) in Section 4(b)(i), the word “shall” is changed to “has” and the word “purchase” is changed to “purchased”;

(c) in Section 17, the words “or after” are added after the words “this Warrant on,” the words “on or prior to the Exercise Date” are deleted in each place in such section that they currently appear, the words “Event of Default has occurred as of the Exercise Date” are deleted, and the word “are” is added before the words “then held by Holder”; and

(d) in Section 18(p), the words “any of the following, only to occur upon approval of the Company’s Board of Directors,” are added in the first line between the words “mean” and “(A)”.

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SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company has caused this First Amendment to Warrants to Purchase Common Stock to be duly executed as of the Amendment Date set out above.

DELCATH SYSTEMS, INC.

By:
Name:	Jennifer K. Simpson
Title:	President and Chief Executive Officer

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SIGNATURE PAGE FOR HOLDER FOLLOWS]

[HOLDER SIGNATURE PAGES TO DELCATH SYSTEMS, INC. FIRST AMENDMENT TO WARRANTS TO PURCHASE COMMON STOCK]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Warrants to Purchase Common Stock to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:

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